                                                                   EXHIBIT 99(i)

                                                                   FORM 1 (7/94)

                      IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION

In re:                                   :

                                                CASE NO: 97-10882
                                                         --------
                                         :      CHAPTER 11
CINCINNATI MICROWAVE, INC.                      JUDGE:     Burton Perlman
--------------------------                              ----------------------
               Debtor                    :

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                   CERTIFICATION OF COMPLIANCE WITH OPERATING
                                REQUIREMENTS FOR
                         THE PERIOD ENDED :   JULY    , 1997
                                            ----------------
                                             MONTH

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

                 X       Operating Statement        (Form 2)
                ---
                 X       Balance Sheet              (Form 3)
                ---
                 X       Summary of Operations      (Form 4)
                ---
                 X       Monthly Cash Statement     (Form 5)
                ---
                 X       Statement of Compensation  (Form 6)
                ---       -------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and, (if not, attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases ARE/ARE NOT current. (if not, attach written explanation).

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet, if not true.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

   Dated: August 22, 1997     Kurt H. Stump
         ----------------     ------------------------------------------
                              Debtor in Possession

                              President and C.E.O.             (513) 247-4206
                              -------------------------        ----------------
                              Title                              Phone

                                                                   FORM 2 (7/94)

                           AMENDED OPERATING STATEMENT

Debtor :    IN RE:  CINCINNATI  MICROWAVE,  INC.        Case No: 97 - 10882
            ------------------------------------                --------------

                          Month Ending : July 31, 1997
                                        ---------------

                                                                              TOTAL
                                                    CURRENT MONTH             SINCE FILING
Total Revenue / Sales                             $         154,347       $       3,773,608
Cost of Sale                                      $         662,678 ***   $       3,124,754
                                                  -----------------       -----------------
Gross Profit                                      $        (508,331)      $         648,854

Expenses:
Officer Compensation                              $         195,474 *     $         768,156  **
Employee Salaries                                 $          70,729       $         935,435  **
Benefits & Pensions                               $               0       $               0
Payroll Taxes                                     $               0       $               0
Other Taxes                                       $          20,440       $          15,480
Rent & Lease Expense                              $               0       $           7,756
Interest Expense                                  $           3,501       $          58,515
Insurance                                         $               0       $               0
Auto & Truck Expenses                             $               0       $             530
Utilities                                         $          39,702       $         189,473
Depreciation                                      $               0       $         188,376
Travel & Entertainment                            $             192       $           2,769
Repairs & Maintenance                             $           1,483       $           7,186
Advertising                                       $               0       $         101,387
Supplies, Office Expense                          $           5,442       $          42,658
Other :  Relocation & Other                       $               0       $         (20,146)
TOTAL EXPENSES                                    $         336,963       $       2,297,575

NET OPERATING PROFIT / (LOSS)                     $        (845,294)      $      (1,648,721)

Add:      Non-Business Income:
          Interest Income                         $               0       $               0
          Other Income                            $           3,008       $         161,711
Less:     Non-Business Expenses:
          Professional Fees                       $          63,450       $         834,450
          Other                                   $               0       $           1,442
TOTAL NON-BUSINESS PROFIT / (LOSS)                $         (60,442)      $        (674,181)
                                                  -----------------       -----------------
NET INCOME / (LOSS)                               $        (905,736)      $      (2,322,902)
       *  Includes Executive Retention Bonus Accrual of
          $125,000
       ** Retention Bonus accrual of $256,000 recorded in
          June, was reclassified from Employee Salaries to
          Officers Compensation in the Total Since Filing.
      *** Cost of sales reflects 520K for final booking
          of the sale of the modem business.

                                                                   FORM 3 (7/94)

                                  BALANCE SHEET
                                  -------------

Debtor :   CINCINNATI  MICROWAVE,  INC.                   Case   97 - 10882
         --------------------------------                      -------------

                      Month Ending :  July 31, 1997
                                    -----------------

ASSETS                           CURRENT MONTH            PRIOR MONTH         AT FILING
Cash:                         $       3,476,943       $       4,959,421  $         724,343
Inventory:                    $         875,140       $       1,503,668  $       5,643,874
Accts Rec.:                   $         902,438       $       5,506,338  $       1,819,744
Insider Receivables:          $               0       $               0  $               0
Land & Buildings:             $       4,900,000 *     $               0  $      12,492,980
Furn., Fixtures & Equip:      $               0       $               0  $      25,373,681
Accumulated Depreciation:     $               0       $               0  $     (29,118,554)
Other:                        $         111,533       $         191,611  $       1,120,823
                              -----------------       -----------------  -----------------
TOTAL ASSETS:                 $      10,266,054       $      12,161,038  $      18,056,891

TOTAL LIABILITIES:
Post Petition Liabilities:
Accts. Payable:               $          97,266       $          86,744  $               0
Wages & Salaries:             $         109,750       $         256,000  $               0
Taxes Payable:                $               0       $               0  $               0
Other:  Accruals:             $         600,000       $         550,000  $               0
                              -----------------       -----------------  -----------------
TOTAL Post-Petition Liab.     $         807,016       $         892,744  $               0

Secured Liabilities:
Subject to Post-Petition      $               0       $       1,219,670  $       3,794,500
Coll. or Financing Order      $               0       $               0  $               0
All Other Secured Liab.       $               0       $               0  $               0

TOTAL Secured Liab.           $               0       $       1,219,670  $       3,794,500

Pre-Petition Liabilities:
Taxes & Other Pri. Liab.      $       1,813,861       $       1,963,464  $       1,539,168
Unsecured Liabilities:        $       9,950,640       $       9,771,925  $      10,630,261
Other: Accruals & Estimates   $       5,109,225       $       4,749,328  $       6,237,879
       --------------------   -----------------       -----------------  -----------------

TOTAL Pre-Petition Liab.      $      16,873,727       $      16,484,717  $      18,407,308

EQUITY:
Owners' Capital:              $      10,937,861       $      10,937,861  $      10,937,861
Retained Earnings-PrePet.     $     (15,082,778)      $     (15,082,778) $     (15,082,778)
Retained Earnings-PostPet.    $      (3,269,772)      $      (2,291,176) $               0
                              -----------------       -----------------  -----------------
Total Equity                  $      (7,414,689)      $      (6,436,093) $      (4,144,917)

TOTAL LIAB. & EQUITY          $      10,266,054       $      12,161,038  $      18,056,891

        * -- $400,000 of Restricted Cash (escrow for building sale) and $4.5 million of Accounts Receivable relating to the sale of CMI's land and building to Escort Acquisition Corporation was reclassified to Land and Buildings due to Escort Acquisition Corp's failure to close. The Land and Building is currently held for sale and negotiations with several interested parties are underway.

                        IN RE: CINCINNATI MICROWAVE, INC.

Case No:   97 - 10882
        -----------------

SCHEDULE ATTACHED TO:

                             BALANCE SHEET (FORM 3)


                                  JULY 31, 1997



                 STATEMENT OF RETAINED EARNINGS - POST PETITION

Retained Earnings - March 31, 1997                          $     (311,156)
Plus: Current Earnings - Month of April                     $      181,945
Less: Prior Period Adjustment                               $     (114,893)
                                                            --------------
Retained Earnings - April 30, 1997                          $     (244,104)
                                                            ==============

Plus: Current Earnings - Month of May                       $     (112,075)
Less: Prior Period Adjustment                               $     (105,576)
                                                            --------------
Retained Earnings - May 31, 1997                            $     (461,755)
                                                            ==============

Plus: Current Earnings - Month of June                      $   (1,180,787)
Less: Prior Period Adjustment                               $     (648,634)
                                                            --------------
Retained Earnings - June 30, 1997                           $   (2,291,176)
                                                            ==============

Plus: Current Earnings - Month of July                      $     (905,736)
Less: Prior Period Adjustment                               $      (72,860)
                                                            --------------
Retained Earnings - July 31, 1997                           $   (3,269,772)
                                                            ==============

                                                                   FORM 4 (7/94)

    SUMMARY OF OPERATIONS
    ---------------------

Debtor :   CIN.  MICROWAVE    Period Ended:  July 31, 1997   Case   97 - 10882
         ------------------                ----------------        ------------

                                    TAXES PAYABLE SCHEDULE
                                    ----------------------
                                 Beginning           Accrued /       Payment /       Ending
                                  Balance            Withheld        Deposit         Balance
                             -------------------------------------------------------------------
Income Taxes
Federal:                     $        0.00        $ 92,744.37    $  (92,744.37)    $        0.00
State:                       $        0.00        $ 15,843.68    $  (15,843.68)    $        0.00
Local:                       $      (40.00)       $      0.00    $        0.00     $      (40.00)

FICA Withheld:               $     (906.00)       $  6,534.54    $   (8,454.10)    $   (2,825.56)

Employers FICA               $     (906.01)       $  6,534.54    $   (8,454.11)    $   (2,825.58)

Unemployment Tax
Federal:                     $      (11.37)       $     15.65    $   (1,360.23)    $   (1,355.95)
State:                       $      (46.35)       $     64.57    $     (452.20)    $     (433.98)

Sales, Use & Excise
Sales Tax:                   $    2,382.49        $      0.00    $     (234.57)    $    2,147.92
Real Estate Tax:             $  (72,737.00)       $(20,000.00)   $        0.00     $  (92,737.00)
Property Taxes:              $ (594,857.33)       $      0.00    $        0.00     $ (594,857.33)
Use Tax:                     $      440.00        $    675.00    $     (440.00)    $      675.00
Other:  Worker's, etc.       $   (4,481.32)       $    667.96    $   (1,640.70)    $   (5,454.06)

TOTALS:                      $ (671,162.89)       $103,080.31    $ (129,623.96)    $ (697,706.54)


                      AGING OF ACCOUNTS RECEIVABLE
                   AND POST PETITION ACCOUNTS PAYABLE

Age in Days                        0-30              30-60             Over 60
Post Petition
Accts. Payable               $      97,266        $         0    $           0
Accts. Rec.                  $     187,002        $     4,556    $     710,880

FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM IT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                   FORM 5 (7/94)

                             MONTHLY CASH STATEMENT
                             ----------------------

Debtor :    CINCINNATI  MICROWAVE,  INC.             Statement for the period:
        ----------------------------------

Case No:  97 - 10882               From:   July 1, 1997      To: July 31, 1997
        --------------                  ----------------        ---------------

Cash Activity Analysis (Cash Basis Only):

                               General          Payroll                Tax               Cash  Coll.
                                Acct.            Acct.                Acct.                 Acct.
                                -----            -----                -----                 -----
   A.    Beginning Balance                                                                 $4,959,421

   B.    Receipts,  Attach                                                                 $  206,569
         separate schedule:                                                                ----------

   C.    Balance Available                                                                 $5,165,990
         (A  +  B)

   D.    Less, Disbursements                                                               $1,289,047
         Attach separate schedule:
         Less, Reclassification  of                                                        $  400,000
         Escrow funds for sale
         of land and building                                                              ----------

   E.    ENDING BALANCE        $          0    $           0     $                 0       $3,476,943
         (C  +  D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:
   1.   Depository Name & Add.      Fifth Third Bank    Cincinnati,  OH
                              -------------------------------------------------------------------
   2.   Account Number        Cash Collateral Accts 728-51998,  999-41002,  733-55267,  727-19671
                              -------------------------------------------------------------------
Payroll Account:
   1.   Depository Name & Add.
                              -------------------------------------------------------------------
   2.   Account Number
                              -------------------------------------------------------------------

Tax Account:
   1.   Depository Name & Add.
                              -------------------------------------------------------------------
   2.   Account Number
                              -------------------------------------------------------------------

OTHER MONIES ON HAND  (SPECIFY TYPE AND LOCATION)  (I.E.  CD'S, PETTY CASH, ETC.)

Approximately $500 in petty cash.  Included in book cash is a reserve of $500,000 maintained by the credit card company to offset claims, etc. and $250,000 in escrow for various sales of assets.

      Date : August 22, 1997                                    Kurt H. Stump
            -------------------------                           --------------------------------
                                                                Debtor in Possession

                                                                   Form 6 (7/94)

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:  ERIKA WILLIAMS                               Capacity:         Principal
     ------------------                                       ----
                                                                X     Officer
                                                              ----
                                                                X     Director
                                                              ----
                                                                      Insider
                                                              ----


Detailed Description of Duties  Daily responsibilities of President and Chief
                               -------------------------------------------------
Executive Officer.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------

CURRENT COMPENSATION PAID:                          WEEKLY      or    MONTHLY
                                                                   *   $214,615
                                                    ----------       ----------

CURRENT BENEFITS RECEIVED:                          WEEKLY      or    MONTHLY

       Health Insurance                                                  $1,000
                                                    ----------       ----------
       Life Insurance
                                                    ----------       ----------
       Retirement
                                                    ----------       ----------
       Company Vehicle
                                                    ----------       ----------
       Entertainment
                                                    ----------       ----------
       Travel
                                                    ----------       ----------
       Other Benefits
                                                    ----------       ----------
CURRENT TOTAL:
                                                    WEEKLY      or    MONTHLY

                                                    $        0       $  215,615
                                                    ----------       ----------

     *  Includes Retention Bonus of $180,000  per Court Order

 Date: August 22, 1997
      ------------------------             -------------------------------------
                                           Principal, Officer, Director, Insider

                                                               Form  6  (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


    Name:  KURT H. STUMP                         Capacity:         Principal
         ------------------                                 ---
                                                             X     Officer
                                                            ----
                                                             X     Director
                                                            ----
                                                                   Insider
                                                            ----

Detailed Description of Duties  Daily work activities of Chief Financial
                                -----------------------------------------------
Officer, Director, and Treasurer
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

----------------


CURRENT COMPENSATION PAID:                          WEEKLY      or    MONTHLY
                                                                   *    $80,481
                                                    ------              -------

CURRENT BENEFITS RECEIVED:                          WEEKLY      or    MONTHLY

       Health Insurance                                                  $1,000
                                                    ------              -------
       Life Insurance
                                                    ------              -------
       Retirement
                                                    ------              -------
       Company Vehicle
                                                    ------              -------
       Entertainment
                                                    ------              -------
       Travel
                                                    ------              -------
       Other Benefits
                                                    ------              -------
CURRENT TOTAL:
                                                    Weekly      or    Monthly
                                                    $    0              $ 81,481
                                                    ------              -------
     *  Includes Retention Bonus of $67,500 per Court Order

     Date: August 22, 1997
          -----------------               -------------------------------------
                                          Principal, Officer, Director, Insider

                                                                   Form 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


    Name:  CARROLL J. HALVA              Capacity:         Principal
          -------------------                      ----
                                                     X     Officer
                                                   ----
                                                           Director
                                                   ----
                                                           Insider
                                                   ----


Detailed Description of Duties   Daily work activities of Vice President -
                               ------------------------------------------------
Manufacturing
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------------

CURRENT COMPENSATION PAID:                          WEEKLY      or    MONTHLY
                                                                       $11,954
                                                    -------            -------

CURRENT BENEFITS RECEIVED:                          WEEKLY      or    MONTHLY

       Health Insurance
                                                    -------            -------
       Life Insurance
                                                    -------            -------
       Retirement
                                                    -------            -------
       Company Vehicle
                                                    -------            -------
       Entertainment
                                                    -------            -------
       Travel
                                                    -------            -------
       Other Benefits
                                                    -------            -------
CURRENT TOTAL:
                                                    WEEKLY      or    MONTHLY

                                                    $     0            $11,954
                                                    -------            -------


 Date: August 22, 1997
      --------------------           ------------------------------------------
                                     Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.


Name:  JOSEPH MARSHALL                              Capacity:         Principal
      ------------------                                      ----
                                                                X     Officer
                                                              ----
                                                                      Director
                                                              ----
                                                                      Insider
                                                              ----

Detailed Description of Duties  Daily work activities of Vice President -
                               ------------------------------------------------
Materials
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------

 CURRENT COMPENSATION PAID:                          WEEKLY      or    MONTHLY
                                                                   * $   34,674
                                                     --------        ----------

CURRENT BENEFITS RECEIVED:                           WEEKLY      or    MONTHLY

       Health Insurance                                              $      791
                                                     --------        ----------
       Life Insurance
                                                     --------        ----------
       Retirement
                                                     --------        ----------
       Company Vehicle
                                                     --------        ----------
       Entertainment
                                                     --------        ----------
       Travel
                                                     --------        ----------
       Other Benefits
                                                     --------        ----------
CURRENT TOTAL:
                                                     WEEKLY     or    MONTHLY

                                                     $      0        $   35,465
                                                     --------        ----------

     *  Includes Retention Bonus of $23,750 per Court Order

 Date: August 22, 1997
      ---------------------------      --------------------------------------
                                       Principal, Officer, Director, Insider

                        IN RE: CINCINNATI MICROWAVE, INC.

Case No: 97 - 10882
        ---------------

SCHEDULE ATTACHED TO:

                             MONTHLY CASH STATEMENT


                                  JULY 31, 1997

                           SUPPLEMENT TO DISBURSEMENTS

RADAR  CASH  a/c  0010                                 $            49,985.72
SYSTEM CHECKS  a/c  0020                               $                 0.00
MANUAL CHECKS  a/c  0021                               $            59,356.41
WIRE TRANSFERS  a/c  0022                              $         1,179,704.66
                                                       ----------------------
TOTAL DISBURSEMENTS                                    $         1,289,046.79
                                                       ======================